Exhibit k.21.

Assumption Agreement

This Assumption Agreement is entered into as of June 23, 2014 by Tortoise Energy Infrastructure Corporation, a Maryland corporation (the “Successor Corporation”), in favor of the persons or entities listed on Schedule A attached to the Note Agreements (defined below) and their successors (collectively, the “Noteholders”), each of which is a party to (or a transferee of a party to) the (i) the Master Note Purchase Agreement dated December 21, 2007 among Tortoise Energy Capital Corporation (“TYY”) and several Noteholders as amended by the First Amendment Agreement dated as of June 17, 2008, (ii) the Note Purchase Agreement dated April 26, 2011 among TYY and several Noteholders, (iii) the Note Purchase Agreement dated June 14, 2013 among TYY and several Noteholders, (iv) the Note Purchase Agreement dated September 27, 2013 among TYY and several Noteholders, (v) the Note Purchase Agreement dated November 20, 2013 among TYY and several Noteholders and (vi) the Note Purchase Agreement dated April 17, 2014 among TYY and several Noteholders (collectively, the “Note Agreements”).

W i t n e s s e t h:

Whereas, pursuant to the Agreement and Plan of Merger dated as of June 20, 2014, between the Successor Corporation and TYY, TYY has been merged with and into the Successor Corporation (the “TYY Merger”) and, as a result of the TYY Merger, the Successor Corporation has assumed all of the rights, duties, liabilities and obligations of TYY, including, without limitation, all of the rights, duties, liabilities and obligations of TYY under the Note Agreements and the related Outstanding Notes (as defined below); and

Whereas, the Successor Corporation, as the surviving corporation of the TYY Merger, shall receive direct and indirect benefits by reason of the investments made by the Noteholders under the Note Agreements (which benefits are hereby acknowledged); and

Whereas, the Note Agreements require, as a condition precedent to the consummation of the TYY Merger, that the Successor Corporation execute and deliver this Agreement; and

Now Therefore, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Successor Corporation hereby agrees as follows:

1.           Assumption related to TYY Merger.  (a) The Successor Corporation, as the surviving corporation of the TYY Merger, hereby unconditionally and expressly assumes, confirms and agrees to perform and observe each and every one of the covenants, rights, promises, agreements, terms, conditions, obligations, duties and liabilities of TYY under the Note Agreements and the (i) $39,400,000 in aggregate principal amount of TYY’s 6.07% Series D Senior Notes due December 21, 2014 (of which $100,000,000 was initially issued and $39,400,000 remains outstanding) (the “Series D Notes”), (ii) $12,500,000 in aggregate principal amount of TYY’s 3.88% Series H Senior Notes due June 15, 2016 (the “Series H Notes”), (iii) $12,500,000 in aggregate principal amount of TYY’s 4.55% Series I Senior Notes due June 15, 2018 (the “Series I Notes”), (iv) $12,500,000 in aggregate principal amount of TYY’s 2.77% Series J Senior Notes due June 14, 2020 (the “Series J Notes”), (v) $12,500,000 in aggregate principal amount of TYY’s 2.98% Series K Senior Notes due June 14, 2021 (the “Series K Notes”), (vi) $10,000,000 in aggregate principal amount of TYY’s 3.48% Series L Senior Notes due June 14, 2025 (the “Series L Notes”), (vii) $12,000,000 in aggregate principal amount of TYY’s 2.75% Series M Senior Notes due September 27, 2017 (the “Series M Notes”), (viii) $15,000,000 in aggregate principal amount of TYY’s 3.48% Series N Senior Notes due September 27, 2019 (the “Series N Notes”), (ix) $13,000,000 in aggregate principal amount of TYY’s 4.21% Series O Senior Notes due September 27, 2022 (the “Series O Notes”), (x) $5,000,000 in aggregate principal amount of TYY’s Floating Rate Series P Senior Notes due September 27, 2018 (the “Series P Notes”), (xi) $10,000,000 in aggregate principal amount of TYY’s 4.16% Series Q Senior Notes due November 20, 2023 (the “Series Q Notes”) and (xii) $20,000,000 in aggregate principal amount of TYY’s Floating Rate Series R Senior Notes due April 17, 2019 ((the “Series R Notes”, and together with the Series D Notes, Series H Notes, Series I Notes, Series J Notes, Series K Notes, Series L Notes, Series M Notes, Series N Notes, Series O Notes, Series P Notes and Series Q Notes, the “Outstanding Notes”) and under any documents, instruments or agreements executed and delivered or furnished, or to be executed and delivered or furnished, by TYY in connection therewith, and to be bound by all waivers made by TYY with respect to any matter set forth therein.

(b)       All references to TYY (including all instances where TYY is referred to as the “Company”) in the Note Agreements or any Outstanding Note or any document, instrument or agreement executed and delivered or furnished, or to be executed and delivered or furnished, in connection therewith shall be deemed to be references to the Successor Corporation, except for references to TYY relating to its status prior to the consummation of the TYY Merger.  Upon the written request of any holder of Outstanding Notes, the Successor Corporation will issue a replacement Note in the form of Exhibit A‑1 for holders of Series D Notes,  Exhibit A‑2 for holders of Series H Notes, Exhibit A‑3 for holders of Series I Notes, Exhibit A‑4 for holders of Series J Notes, Exhibit A‑5 for holders of Series K Notes, Exhibit A‑6 for holders of Series L Notes, Exhibit A‑7 for holders of Series M Notes, Exhibit A‑8 for holders of Series N Notes, Exhibit A‑9 for holders of Series O Notes, Exhibit A‑10 for holders of Series P Notes, Exhibit A‑11 for holders of Series Q Notes, and Exhibit A‑12 for holders of Series R Notes, hereto, as applicable (each, a “Replacement Note” and collectively, the “Replacement Notes”), in exchange for such holder’s existing Outstanding Note within 10 Business Days of any such request.

(c)       All references in the Note Agreements to “Series D” with respect to the Series D Notes shall be amended to refer to “Series V”, all references in the Note Agreements to “Series H” with respect to the Series H Notes shall be amended to refer to “Series W”, all references in the Note Agreements to “Series I” with respect to the Series I Notes shall be amended to refer to “Series X”, all references in the Note Agreements to “Series J” with respect to the Series J Notes shall be amended to refer to “Series Y”, all references in the Note Agreements to “Series K” with respect to the Series K Notes shall be amended to refer to “Series Z”, all references in the Note Agreements to “Series L” with respect to the Series L Notes shall be amended to refer to “Series AA”, all references in the Note Agreements to “Series M” with respect to the Series M Notes shall be amended to refer to “Series BB”, all references in the Note Agreements to “Series N” with respect to the Series N Notes shall be amended to refer to “Series CC”, all references in the Note Agreements to “Series O” with respect to the Series O Notes shall be amended to refer to “Series DD”, all references in the Note Agreements to “Series P” with respect to the Series P Notes shall be amended to refer to “Series EE”, all references in the Note Agreements to “Series Q” with respect to the Series Q Notes shall be amended to refer to “Series FF” and all references in the Note Agreements to “Series R” with respect to the Series R Notes shall be amended to refer to “Series GG.”

2.          Representations and Warranties.  The Successor Corporation hereby accepts and assumes all obligations and liabilities of TYY related to each representation or warranty made by TYY in the Note Agreements, respectively or any other document, instrument or agreement executed and delivered or furnished in connection therewith.  The Successor Corporation further represents, warrants and affirms for the benefit of the Noteholders that:

(a)        The representations and warranties set forth in Exhibit B hereto are true and correct as of the date hereof after giving effect to the transactions contemplated hereby;

(b)        Immediately after giving effect to the TYY Merger, no Default (as defined in each Note Agreement) or Event of Default (as defined in each Note Agreement) has occurred and is continuing, or as a result of the transactions contemplated hereby, will occur under the Note Agreements; and

(c)        The Successor Corporation is a solvent corporation organized and existing under the laws of the State of Maryland.

3.           Further Assurances.  At any time and from time to time, upon any Noteholder’s request and at the sole expense of the Successor Corporation, the Successor Corporation will promptly execute and deliver any and all further instruments and documents and will take such further action as such Noteholder may reasonably deem necessary to effect the purposes of this Agreement.

4.           Requisite Approval; Fees.  This Agreement shall be effective as of the date first written above upon the satisfaction of the following conditions precedent: (a) the Successor Corporation shall have executed this Agreement and delivered a duly executed copy of this Agreement to the Noteholders; and (b) the Successor Corporation shall have paid all reasonable out-of-pocket expenses incurred by the Noteholders in connection with the transactions contemplated by this Agreement, including without limitation the reasonable fees, expenses and disbursements of Chapman and Cutler LLP which are reflected in statements of counsel rendered on or prior to the date of this Agreement.

5.           Amendment, Etc.  No amendment or waiver of any provision of this Agreement shall be effective, unless the same shall be in writing and executed in accordance with the provisions of the each Note Agreement, as applicable.

6.           Binding Effect; Assignment.  This Agreement shall be binding upon the Successor Corporation, and shall inure to the benefit of the Noteholders and their respective successors and assigns.

7.           Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York excluding choice‑of‑law principles of the laws principles of the laws of such State that would permit the application of the laws-of-a jurisdiction other than that State.

[Remainder of Page Intentionally Blank]

In Witness Whereof, the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

Tortoise Energy Infrastructure Corporation,
a Maryland corporation

By:
Name: P. Bradley Adams
Title: Chief Financial Officer

[Form of Series V Note]

Tortoise Energy Infrastructure Corporation

6.07% Senior Note, Series V, Due December 21, 2014

No. RV‑ [___]	[Date]
$[_______]	PPN 89147L G@3

For Value Received, the undersigned, Tortoise Energy Infrastructure Corporation (herein called the “Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on December 21, 2014, with interest (computed on the basis of a 360‑day year of twelve 30‑day months) (a) on the unpaid balance hereof at the rate of 6.07% per annum from the date hereof, payable quarterly, on the 21st day of March, June, September and December in each year, commencing with the March, June, September or December next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make‑Whole Amount, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.07% and (ii) 2.00% over the rate of interest publicly announced by Bank of New York from time to time in New York, New York as its “base” or “prime” rate.

Payments of principal of, interest on and any Make‑Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank of New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Master Note Purchase Agreement, dated as of December 21, 2007 among Tortoise Energy Capital Corporation and the respective Purchasers named therein (as amended by the First Amendment Agreement dated as of June 17, 2008, as assumed by the Company pursuant to that certain Assumption Agreement dated as of June 23, 2014, and as further amended, modified or supplemented from time to time, the “Note Purchase Agreement”), and this Note is entitled to the benefits thereof.  This Note is issued in substitution for and replacement of, but not repayment of, that certain 6.07% Senior Note, Series D, due December 21, 2014, dated November 26, 2008 issued by Tortoise Energy Capital Corporation to [_____________________] in the original purchase price of $[_______________].  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

Exhibit A-1
(to Assumption Agreement)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement.  This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make‑Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice‑of‑law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Tortoise Energy Infrastructure Corporation

By
Name:
Its:

A-1-2

[Form of Series W Note]

Tortoise Energy Infrastructure Corporation

3.88% Senior Note, Series W, Due June 15, 2016

No. RW‑[___]	[Date]
$[_______]	PPN 89147L G#1

For Value Received, the undersigned, Tortoise Energy Infrastructure Corporation (herein called the “Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on June 15, 2016, with interest (computed on the basis of a 360‑day year of twelve 30‑day months) (a) on the unpaid balance hereof at the rate of 3.88% per annum from the date hereof, payable quarterly, on the 15th day of March, June, September and December in each year, commencing with (i) September 15, 2011 for any Note dated on or before September 15, 2011 and (ii) the March, June, September or December next succeeding the date hereof for any Note dated after September 15, 2011, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make‑Whole Amount, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.

Without limiting the provisions of Section 9.7 of the Note Purchase Agreement (referred to below) and, in addition to all other amounts due and payable under this Note, the interest rate applicable to this Note (including any Default Rate applicable thereto) shall be increased by an amount equal to 1.00% per annum during any Adjustment Period.

Payments of principal of, interest on and any Make‑Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank of New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement (referred to below).

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of April 26, 2011 among Tortoise Energy Capital Corporation and the respective Purchasers named therein (as assumed by the Company pursuant to that certain Assumption Agreement dated as of June 23, 2014, and as further amended, modified or supplemented from time to time, the “Note Purchase Agreement”), and this Note is entitled to the benefits thereof.  This Note is issued in substitution for and replacement of, but not repayment of, that certain 3.88% Senior Note, Series H, due June 15, 2016, dated April 26, 2010 issued by Tortoise Energy Capital Corporation to [_____________________] in the original purchase price of $[_______________].  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

Exhibit A-2
(to Assumption Agreement)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement.  This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make‑Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice‑of‑law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Tortoise Energy Infrastructure Corporation

By
Name:
Its:

A-2-2

[Form of Series X Note]

Tortoise Energy Infrastructure Corporation

4.55% Senior Note, Series X, Due June 15, 2018

No. RX‑[___]	[Date]
$[_______]	PPN 89147L H*4

For Value Received, the undersigned, Tortoise Energy Infrastructure Corporation (herein called the “Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on June 15, 2018, with interest (computed on the basis of a 360‑day year of twelve 30‑day months) (a) on the unpaid balance hereof at the rate of 4.55% per annum from the date hereof, payable quarterly, on the 15th day of March, June, September and December in each year, commencing with (i) September 15, 2011 for any Note dated on or before September 15, 2011 and (ii) the March, June, September or December next succeeding the date hereof for any Note dated after September 15, 2011, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make‑Whole Amount, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.

Without limiting the provisions of Section 9.7 of the Note Purchase Agreement (referred to below) and, in addition to all other amounts due and payable under this Note, the interest rate applicable to this Note (including any Default Rate applicable thereto) shall be increased by an amount equal to 1.00% per annum during any Adjustment Period.

Payments of principal of, interest on and any Make‑Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank of New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement (referred to below).

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of April 26, 2011 among Tortoise Energy Capital Corporation and the respective Purchasers named therein (as assumed by the Company pursuant to that certain Assumption Agreement dated as of June 23, 2014, and as further amended, modified or supplemented from time to time, the “Note Purchase Agreement”), and this Note is entitled to the benefits thereof.  This Note is issued in substitution for and replacement of, but not repayment of, that certain 4.55% Senior Note, Series I, due June 15, 2018, dated June 15, 2011 issued by Tortoise Energy Capital Corporation to [_____________________] in the original purchase price of $[_______________].  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

Exhibit A-3
(to Assumption Agreement)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement.  This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make‑Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice‑of‑law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Tortoise Energy Infrastructure Corporation

By
Name:
Its:

A-3-2

[Form of Series Y Note]

Tortoise Energy Infrastructure Corporation

2.77% Senior Note, Series Y, Due June 14, 2020

No. RY‑[___]	[Date]
$[_______]	PPN 89147L H@2

For Value Received, the undersigned, Tortoise Energy Infrastructure Corporation (herein called the “Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on June 14, 2020, with interest (computed on the basis of a 360‑day year of twelve 30‑day months) (a) on the unpaid balance hereof at the rate of 2.77% per annum from the date hereof, payable semiannually, on the 14th day of June and December in each year, commencing with the June or December next succeeding the date hereof and at maturity until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make‑Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.

Without limiting the provisions of Section 9.7 of the Note Purchase Agreement (referred to below) and, in addition to all other amounts due and payable under this Note, the interest rate applicable to this Note (including any Default Rate applicable thereto) shall be increased by an amount equal to 1.00% per annum during any Adjustment Period.

Payments of principal of, interest on and any Make‑Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank of New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement (referred to below).

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of June 14, 2013 among Tortoise Energy Capital Corporation and the respective Purchasers named therein (as assumed by the Company pursuant to that certain Assumption Agreement dated as of June 23, 2014, and as further amended, modified or supplemented from time to time, the “Note Purchase Agreement”), and this Note is entitled to the benefits thereof.  This Note is issued in substitution for and replacement of, but not repayment of, that certain 2.77% Senior Note, Series J, due June 14, 2020, dated June 14, 2013 issued by Tortoise Energy Capital Corporation to [_____________________] in the original purchase price of $[_______________].  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

Exhibit A-4
(to Assumption Agreement)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement.  This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make‑Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice‑of‑law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Tortoise Energy Infrastructure Corporation

By
Name:
Its:

A-4-2

[Form of Series Z Note]

Tortoise Energy Infrastructure Corporation

2.98% Senior Note, Series Z, Due June 14, 2021

No. RZ‑[___]	[Date]
$[_______]	PPN 89147L H#0

For Value Received, the undersigned, Tortoise Energy Infrastructure Corporation (herein called the “Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on June 14, 2021, with interest (computed on the basis of a 360‑day year of twelve 30‑day months) (a) on the unpaid balance hereof at the rate of 2.98% per annum from the date hereof, payable semiannually, on the 14th day of June and December in each year, commencing with the June or December next succeeding the date hereof and at maturity until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make‑Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.

Without limiting the provisions of Section 9.7 of the Note Purchase Agreement (referred to below) and, in addition to all other amounts due and payable under this Note, the interest rate applicable to this Note (including any Default Rate applicable thereto) shall be increased by an amount equal to 1.00% per annum during any Adjustment Period.

Payments of principal of, interest on and any Make‑Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank of New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement (referred to below).

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of June 14, 2013 among Tortoise Energy Capital Corporation and the respective Purchasers named therein (as assumed by the Company pursuant to that certain Assumption Agreement dated as of June 23, 2014, and as further amended, modified or supplemented from time to time, the “Note Purchase Agreement”), and this Note is entitled to the benefits thereof.  This Note is issued in substitution for and replacement of, but not repayment of, that certain 2.98% Senior Note, Series K, due June 14, 2021, dated June 14, 2013 issued by Tortoise Energy Capital Corporation to [_____________________] in the original purchase price of $[_______________].  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

Exhibit A-5
(to Assumption Agreement)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement.  This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make‑Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice‑of‑law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Tortoise Energy Infrastructure Corporation

By
Name:
Its:

A-5-2

[Form of Series AA Note]

Tortoise Energy Infrastructure Corporation

3.48% Senior Note, Series AA, Due June 14, 2025

No. RAA‑[___]	[Date]
$[_______]	PPN 89147L J*2

For Value Received, the undersigned, Tortoise Energy Infrastructure Corporation (herein called the “Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on June 14, 2025, with interest (computed on the basis of a 360‑day year of twelve 30‑day months) (a) on the unpaid balance hereof at the rate of 3.48% per annum from the date hereof, payable semiannually, on the 14th day of June and December in each year, commencing with the June or December next succeeding the date hereof and at maturity until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make‑Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.

Without limiting the provisions of Section 9.7 of the Note Purchase Agreement (referred to below) and, in addition to all other amounts due and payable under this Note, the interest rate applicable to this Note (including any Default Rate applicable thereto) shall be increased by an amount equal to 1.00% per annum during any Adjustment Period.

Payments of principal of, interest on and any Make‑Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank of New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement (referred to below).

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of June 14, 2013 among Tortoise Energy Capital Corporation and the respective Purchasers named therein (as assumed by the Company pursuant to that certain Assumption Agreement dated as of June 23, 2014, and as further amended, modified or supplemented from time to time, the “Note Purchase Agreement”), and this Note is entitled to the benefits thereof.  This Note is issued in substitution for and replacement of, but not repayment of, that certain 3.48% Senior Note, Series L, due June 14, 2025, dated June 14, 2013 issued by Tortoise Energy Capital Corporation to [_____________________] in the original purchase price of $[_______________].  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

Exhibit A-6
(to Assumption Agreement)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement.  This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make‑Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice‑of‑law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Tortoise Energy Infrastructure Corporation

By
Name:
Its:

A-6-2

[Form of Series BB Note]

Tortoise Energy Infrastructure Corporation

2.75% Senior Note, Series BB, Due September 27, 2017

No. RBB‑[___]	[Date]
$[_______]	PPN 89147L J@0

For Value Received, the undersigned, Tortoise Energy Infrastructure Corporation (herein called the “Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on September 27, 2017, with interest (computed on the basis of a 360‑day year of twelve 30‑day months) (a) on the unpaid balance hereof at the rate of 2.75% per annum from the date hereof, payable semiannually, on the 27th day of March and September in each year, commencing with the March or September next succeeding the date hereof and at maturity until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make‑Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.

Without limiting the provisions of Section 9.7 of the Note Purchase Agreement (referred to below) and, in addition to all other amounts due and payable under this Note, the interest rate applicable to this Note (including any Default Rate applicable thereto) shall be increased by an amount equal to 1.00% per annum during any Adjustment Period.

Payments of principal of, interest on and any Make‑Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank of New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement (referred to below).

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of September 27, 2013 among Tortoise Energy Capital Corporation and the respective Purchasers named therein (as assumed by the Company pursuant to that certain Assumption Agreement dated as of June 23, 2014, and as further amended, modified or supplemented from time to time, the “Note Purchase Agreement”), and this Note is entitled to the benefits thereof.  This Note is issued in substitution for and replacement of, but not repayment of, that certain 2.75% Senior Note, Series M, due September 27, 2017, dated September 27, 2013 issued by Tortoise Energy Capital Corporation to [_____________________] in the original purchase price of $[_______________].  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

Exhibit A-7
(to Assumption Agreement)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement.  This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make‑Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice‑of‑law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Tortoise Energy Infrastructure Corporation

By
Name:
Its:

A-7-2

[Form of Series CC Note]

Tortoise Energy Infrastructure Corporation

3.48% Senior Note, Series CC, Due September 27, 2019

No. RCC‑[___]	[Date]
$[_______]	PPN 89147L J#8

For Value Received, the undersigned, Tortoise Energy Infrastructure Corporation (herein called the “Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on September 27, 2019, with interest (computed on the basis of a 360‑day year of twelve 30‑day months) (a) on the unpaid balance hereof at the rate of 3.48% per annum from the date hereof, payable semiannually, on the 27th day of March and September in each year, commencing with the March or September next succeeding the date hereof and at maturity until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make‑Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.

Without limiting the provisions of Section 9.7 of the Note Purchase Agreement (referred to below) and, in addition to all other amounts due and payable under this Note, the interest rate applicable to this Note (including any Default Rate applicable thereto) shall be increased by an amount equal to 1.00% per annum during any Adjustment Period.

Payments of principal of, interest on and any Make‑Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank of New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement (referred to below).

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of September 27, 2013 among Tortoise Energy Capital Corporation and the respective Purchasers named therein (as assumed by the Company pursuant to that certain Assumption Agreement dated as of June 23, 2014, and as further amended, modified or supplemented from time to time, the “Note Purchase Agreement”), and this Note is entitled to the benefits thereof.  This Note is issued in substitution for and replacement of, but not repayment of, that certain 3.48% Senior Note, Series N, due September 27, 2019, dated September 27, 2013 issued by Tortoise Energy Capital Corporation to [_____________________] in the original purchase price of $[_______________].  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

Exhibit A-8
(to Assumption Agreement)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement.  This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make‑Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice‑of‑law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Tortoise Energy Infrastructure Corporation

By
Name:
Its:

A-8-2

[Form of Series DD Note]

Tortoise Energy Infrastructure Corporation

4.21% Senior Note, Series DD, Due September 27, 2022

No. RDD‑[___]	[Date]
$[_______]	PPN 89147L K*0

For Value Received, the undersigned, Tortoise Energy Infrastructure Corporation (herein called the “Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on September 27, 2022, with interest (computed on the basis of a 360‑day year of twelve 30‑day months) (a) on the unpaid balance hereof at the rate of 4.21% per annum from the date hereof, payable semiannually, on the 27th day of March and September in each year, commencing with the March or September next succeeding the date hereof and at maturity until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make‑Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.

Without limiting the provisions of Section 9.7 of the Note Purchase Agreement (referred to below) and, in addition to all other amounts due and payable under this Note, the interest rate applicable to this Note (including any Default Rate applicable thereto) shall be increased by an amount equal to 1.00% per annum during any Adjustment Period.

Payments of principal of, interest on and any Make‑Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank of New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement (referred to below).

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of September 27, 2013 among Tortoise Energy Capital Corporation and the Purchasers named therein (as assumed by the Company pursuant to that certain Assumption Agreement dated as of June 23, 2014, and as further amended, modified or supplemented from time to time, the “Note Purchase Agreement”), and this Note is entitled to the benefits thereof.  This Note is issued in substitution for and replacement of, but not repayment of, that certain 4.21% Senior Note, Series O, due September 27, 2022, dated September 27, 2013 issued by Tortoise Energy Capital Corporation to [_____________________] in the original purchase price of $[_______________].  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

Exhibit A-9
(to Assumption Agreement)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement.  This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make‑Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice‑of‑law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Tortoise Energy Infrastructure Corporation

By
Name:
Its:

A-9-2

[Form of Series EE Note]

Tortoise Energy Infrastructure Corporation

Floating Rate Senior Note, Series EE, Due September 27, 2018

No. REE‑[___]	[Date]
$[_______]	PPN 89147L K@8

For Value Received, the undersigned, Tortoise Energy Infrastructure Corporation (herein called the “Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on September 27, 2018, with interest (computed on the actual number of days elapsed on the basis of a year consisting of 360 days) (a) on the unpaid balance hereof at the Adjusted LIBOR Rate as calculated for each Floating Rate Interest Period pursuant to Section 1 of the Note Purchase Agreement (referred to below) from the date hereof, payable quarterly, on the 27th day of March, June, September and December in each year, commencing with the March, June, September or December next succeeding the date hereof until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Floating Rate Prepayment Amount and LIBOR Breakage Amount, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.

Without limiting the provisions of Section 9.7 of the Note Purchase Agreement (referred to below) and, in addition to all other amounts due and payable under this Note, the interest rate applicable to this Note (including any Default Rate applicable thereto) shall be increased by an amount equal to 1.00% per annum during any Adjustment Period.

Payments of principal of, interest on, any Floating Rate Prepayment Amount and any LIBOR Breakage Amount with respect to this Note are to be made in lawful money of the United States of America at Bank of New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement (referred to below).

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of September 27, 2013 among Tortoise Energy Capital Corporation and the respective Purchasers named therein (as assumed by the Company pursuant to that certain Assumption Agreement dated as of June 23, 2014, and as further amended, modified or supplemented from time to time, the “Note Purchase Agreement”), and this Note is entitled to the benefits thereof.  This Note is issued in substitution for and replacement of, but not repayment of, that certain Floating Rate Senior Note, Series P, due September 27, 2018, dated September 27, 2013 issued by Tortoise Energy Capital Corporation to [_____________________] in the original purchase price of $[_______________].  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

Exhibit A-10
(to Assumption Agreement)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement.  This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Floating Rate Prepayment Amount and any applicable LIBOR Breakage Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice‑of‑law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Tortoise Energy Infrastructure Corporation

By
Name:
Its:

A-10-2

[Form of FF Note]

Tortoise Energy Infrastructure Corporation

4.16% Senior Note, Series FF, Due November 20, 2023

No. RFF‑[___]	[Date]
$[_______]	PPN 89147L K#6

For Value Received, the undersigned, Tortoise Energy Infrastructure Corporation (herein called the “Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on November 20, 2023, with interest (computed on the basis of a 360‑day year of twelve 30‑day months) (a) on the unpaid balance hereof at the rate of 4.16% per annum from the date hereof, payable semiannually, on the 20th day of May and November in each year, commencing with the May or November next succeeding the date hereof and at maturity until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make‑Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.

Without limiting the provisions of Section 9.7 of the Note Purchase Agreement (referred to below) and, in addition to all other amounts due and payable under this Note, the interest rate applicable to this Note (including any Default Rate applicable thereto) shall be increased by an amount equal to 1.00% per annum during any Adjustment Period.

Payments of principal of, interest on and any Make‑Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank of New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement (referred to below).

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of November 20, 2013 among Tortoise Energy Capital Corporation and the respective Purchasers named therein (as assumed by the Company pursuant to that certain Assumption Agreement dated as of June 23, 2014, and as further amended, modified or supplemented from time to time, the “Note Purchase Agreement”), and this Note is entitled to the benefits thereof.  This Note is issued in substitution for and replacement of, but not repayment of, that certain 4.16% Senior Note, Series Q, due November 20, 2023, dated November 20, 2013 issued by Tortoise Energy Capital Corporation to [_____________________] in the original purchase price of $[_______________].  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

Exhibit A-11
(to Assumption Agreement)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement.  This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make‑Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice‑of‑law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Tortoise Energy Infrastructure Corporation

By
Name:
Its:

A-11-2

[Form of Series GG Note]

Tortoise Energy Infrastructure Corporation

Floating Rate Senior Note, Series GG, Due April 17, 2019

No. RGG‑[___]	[Date]
$[_______]	PPN 89147L L*9

For Value Received, the undersigned, Tortoise Energy Infrastructure Corporation (herein called the “Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on April 17, 2019, with interest (computed on the actual number of days elapsed on the basis of a year consisting of 360 days) (a) on the unpaid balance hereof at the Adjusted LIBOR Rate as calculated for each Floating Rate Interest Period pursuant to Section 1 of the Note Purchase Agreement (referred to below) from the date hereof, payable quarterly, on the 17th day of January, April, July and October in each year, commencing with the January, April, July or October next succeeding the date hereof until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Floating Rate Prepayment Amount and LIBOR Breakage Amount, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.

Without limiting the provisions of Section 9.7 of the Note Purchase Agreement (referred to below) and, in addition to all other amounts due and payable under this Note, the interest rate applicable to this Note (including any Default Rate applicable thereto) shall be increased by an amount equal to 1.00% per annum during any Adjustment Period.

Payments of principal of, interest on, any Floating Rate Prepayment Amount and any LIBOR Breakage Amount with respect to this Note are to be made in lawful money of the United States of America at Bank of New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement (referred to below).

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of April 17, 2014 among Tortoise Energy Capital Corporation and the respective Purchasers named therein (as assumed by the Company pursuant to that certain Assumption Agreement dated as of June 23, 2014, and as further amended, modified or supplemented from time to time, the “Note Purchase Agreement”), and this Note is entitled to the benefits thereof.  This Note is issued in substitution for and replacement of, but not repayment of, that certain Floating Rate Senior Note, Series R, due April 17, 2019, dated [_______ ___], 2014 issued by Tortoise Energy Capital Corporation to [_____________________] in the original purchase price of $[_______________].  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

Exhibit A-12
(to Assumption Agreement)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement.  This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Floating Rate Prepayment Amount and any applicable LIBOR Breakage Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice‑of‑law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Tortoise Energy Infrastructure Corporation

By
Name:
Its:

A-12-2

Representations and Warranties

Unless otherwise defined in the Assumption Agreement, the terms which are capitalized herein shall have the meaning as set forth in each of the Note Agreements.  The Successor Corporation represents and warrants to each Noteholder as follows:

1.           Organization; Power and Authority.  The Successor Corporation is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The Successor Corporation has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver the Assumption Agreement and the Replacement Notes, as the case may be, and to perform the provisions thereof.  The Successor Corporation is and will continue to be registered as a non‑diversified, closed‑end investment management company as such term is used in the 1940 Act.

2.           Authorization, Etc.  The Assumption Agreement and the Replacement Notes have been duly authorized by all necessary corporate action on the part of the Successor Corporation, and the Assumption Agreement constitutes, and upon execution and delivery thereof each Replacement Note will constitute, a legal, valid and binding obligation of the Successor Corporation enforceable against the Successor Corporation in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.           No Subsidiaries.  The Successor Corporation has no Subsidiaries as of the date hereof.

4.           Compliance with Laws, Other Instruments, Etc.  The execution, delivery and performance by the Successor Corporation of the Assumption Agreement and the Replacement Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Successor Corporation under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by‑laws, or any other Material agreement or instrument to which the Successor Corporation is bound or by which the Successor Corporation or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Successor Corporation or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Successor Corporation, including, without limitation, the Securities Act and the 1940 Act.

Exhibit B
(to Assumption Agreement)

5.           Governmental Authorizations, Etc.  No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Successor Corporation of the Assumption Agreement or the Replacement Notes.

6.           Existing Indebtedness.  (a) Except as described therein, Exhibit C sets forth a complete and correct list of all outstanding indebtedness of the Successor Corporation as of June 20, 2014 (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and Guaranty thereof, if any), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the indebtedness of the Successor Corporation.  The Successor Corporation is not in default and no waiver of default is currently in effect, in the payment of any principal or interest on any indebtedness of the Successor Corporation, and no event or condition exists with respect to any indebtedness of the Successor Corporation the outstanding principal amount of which exceeds $10,000,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b)       The Successor Corporation is not a party to, or otherwise subject to any provision contained in, any instrument evidencing indebtedness of the Successor Corporation, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, indebtedness of the Successor Corporation, except as specifically indicated in Exhibit C.

7.           Status under Certain Statutes.  The Successor Corporation is in material compliance with the 1940 Act, including, but not limited to, all leverage provisions specified in the 1940 Act.

8.           Pari Passu Ranking.  The Successor Corporation’s payment obligations under the Assumption Agreement and the Replacement Notes will, upon issuance of the Replacement Notes, rank pari passu, without preference or priority, with all other unsecured and unsubordinated indebtedness of the Successor Corporation and senior to any Preferred Stock issued by the Successor Corporation.

B-2

Existing Indebtedness

(Outstanding amounts as of June 20, 2014)

Title of Security	Principal Amount Outstanding	Maturity Date

Series E	$110,000,000	April 10, 2015
Series G	30,000,000	December 21, 2016
Series I	10,000,000	May 12, 2018
Series J	15,000,000	December 19, 2019
Series K	10,000,000	December 19, 2022
Series L	20,000,000	December 19, 2024
Series M	13,000,000	September 27, 2017
Series N	10,000,000	September 27, 2018
Series O	15,000,000	September 27, 2020
Series P	12,000,000	September 27, 2023
Series Q	10,000,000	September 27, 2018
Series R	25,000,000	January 22, 2022
Series S	10,000,000	January 22, 2023
Series T	25,000,000	January 22, 2024
Series U	35,000,000	April 17, 2019
Unsecured Revolving Credit Facility	76,000,000	September 16, 2014

Total	$426,000,000

Master Note Purchase Agreement dated April 10, 2008 (Series E Notes)

First Supplement to Master Note Purchase Agreement dated December 17, 2009 (Series G Notes)

Note Purchase Agreement dated May 12, 2011 (Series I Notes)

Note Purchase Agreement dated December 19, 2012 (Series J, K and L Notes)

Note Purchase Agreement dated September 27, 2013 (Series M, N, O, P and Q Notes)

Note Purchase Agreement dated November 20, 2013 (Series R, S and T Notes)

Note Purchase Agreement dated April 17, 2014 (Series U Notes)

Credit Agreement dated as of March 22, 2007 among the Company, certain lenders, and U.S. Bank National Association, as Agent for such lenders

Exhibit C
(to Assumption Agreement)

First Amendment to Credit Agreement dated as of May 29, 2007 by and among the Company, certain lenders, and U.S. Bank National Association

Second Amendment to Credit Agreement dated as of October 31, 2007 by and among the Company, certain lenders, and U.S. Bank National Association

Third Amendment to Credit Agreement dated as of March 21, 2008, by and among the Company, certain lenders, and U.S. Bank National Association

Fourth Amendment to Credit Agreement dated as of March 20, 2009, by and among the Company, U.S. Bank National Association and Comerica Bank

Fifth Amendment to Credit Agreement dated as of March 19, 2009, by and among the Company, U.S. Bank National Association and Comerica Bank

Sixth Amendment to Credit Agreement dated as of June 20, 2010 by and among the Company, U.S. Bank National Association and Bank of America, N.A.

Seventh Amendment to Credit Agreement dated as of March 9, 2011 by and among the Company, U.S. Bank National Association and Bank of America, N.A.

Eighth Amendment to Credit Agreement dated as of June 20, 2011 by and among the Company, U.S. Bank National Association and Bank of America, N.A. and The Bank of Nova Scotia

Ninth Amendment to Credit Agreement dated as of June 18, 2012 by and among the Company, U.S. Bank National Association and Bank of America, N.A. and The Bank of Nova Scotia

Tenth Amendment to Credit Agreement dated as of June 17, 2013 by and among the Company, U.S. Bank National Association and Bank of America, N.A. and The Bank of Nova Scotia.

Eleventh Amendment to Credit Agreement dated as of January 15, 2014 by and among the Company, U.S. Bank National Association and Bank of America, N.A. and The Bank of Nova Scotia.

Twelfth Amendment to Credit Agreement dated as of June 16, 2014 by and among the Company, U.S. Bank National Association and Bank of America, N.A. and The Bank of Nova Scotia.

C-2